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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): January 30, 2003

                            Navigant Consulting, Inc.
             (Exact name of Registrant as specified in its charter)

                           Commission File No. 0-28830

                  Delaware                               36-4094854
      (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                 Identification No.)

                615 North Wabash Avenue, Chicago, Illinois 60611
          (Address of principal executive offices, including zip code)

                                 (312) 573-5600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

The Board of Directors of the Company has set Thursday, April 24, 2003 as the date for the 2003 annual meeting of stockholders of the Company. The time and place of the annual meeting will be announced at a later date.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Navigant Consulting, Inc.

Date: January 30, 2003              By: /s/ Philip S. Steptoe
                                    -------------------------
                                    Name: Philip S. Steptoe
                                    Title: Vice President, General Counsel
                                    and Secretary